Exhibit 10.2

INCREMENTAL FACILITY AGREEMENT
BANC OF CALIFORNIA
March 21, 2018

Encore Capital Group, Inc.
3111 Camino Del Rio North
Suite 103
San Diego, California 92108
Attention: Chief Financial Officer
Re:    Incremental Facility Agreement
Ladies and Gentlemen:
Reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of December 20, 2016 (as amended by that certain Incremental Term Loan and Extension Agreement, dated as of March 2, 2017, that certain Incremental Facility Agreement, dated as of March 29, 2017, that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of June 13, 2017, that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 29, 2017, that certain Incremental Facility Agreement, dated as of August 15, 2017, that certain Incremental Facility Agreement, dated as of September 26, 2017, that certain Incremental Facility Agreement, dated as of January 22, 2018, and as may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among Encore Capital Group, Inc. (“Borrower”), the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, issuing bank and swingline lender. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement. This Incremental Facility Agreement (this “Agreement”) (i) is an “Incremental Facility Amendment” (as defined in the Credit Agreement) and the Credit Agreement is hereby amended in accordance with the terms and conditions herein and (ii) shall be deemed to be a “Loan Document” under the Credit Agreement.
At the request of the Borrower, Banc of California (the “Incremental Lender”) hereby agrees to make an Incremental Term Loan to the Borrower in the amount of $15,000,000 (the “Incremental Term Loan”) on the Agreement Effective Date (as defined below). The Incremental Term Loan provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including without limitation, Section 2.5 thereof.
The Incremental Lender, the Borrower and the Administrative Agent each acknowledges and agrees that the Incremental Term Loan provided pursuant to this Agreement shall constitute a “Term Loan” for all purposes of the Credit Agreement and the other applicable Loan Documents. Furthermore, each of the parties to this Agreement hereby agrees that (i) the Incremental Term Loan shall be subject to the terms set forth on Annex I hereto, (ii) except as otherwise expressly set forth

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herein, the Incremental Term Loan shall be on the same terms and conditions as the Term Loan A-3 under the Credit Agreement and (iii) the Incremental Term Loan shall constitute a “Term Loan A-3” for all purposes of the Credit Agreement and the other applicable Loan Documents.
The Incremental Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iii) irrevocably authorizes the Administrative Agent to take such action on its behalf under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties as are specifically delegated to or required of the Administrative Agent by the terms thereof and such other powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.
In order to effect the Incremental Term Loan as contemplated hereby, each party hereto acting pursuant to Section 2.24(d) of the Credit Agreement hereby agrees that the Credit Agreement is hereby amended by replacing the amount “$182,580,588.57” in Section 2.9(g)(iii) with “$197,580,588.57”.
Upon the date of (i) the execution of a counterpart of this Agreement by the Incremental Lender, the Administrative Agent, the Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other form of electronic transmission permitted under the Credit Agreement) hereof, (iii) the payment of any fees as agreed between Borrower and SunTrust Robinson Humphrey, Inc. (“STRH”) set forth in paragraph C(b)(i) of that certain Engagement Letter, dated November 14, 2016 by and between Borrower and STRH, and (iv) the satisfaction (or waiver in writing) of any other conditions precedent set forth in Section 5 of Annex I hereto (such date, the “Agreement Effective Date”) the Incremental Lender shall (a) fund the Incremental Term Loan on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (b) have all of the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents. As of the Agreement Effective Date, and after giving effect to the transactions contemplated by this Agreement, the aggregate outstanding principal amount of the Term Loans held by each of the Lenders are set forth on Annex II.
Each of the Borrower and each Guarantor acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Facility (as defined in the Credit Agreement) created hereunder and (ii) all such Obligations (including the Incremental Term Loan) shall constitute (and be included in the definition of) “Secured Obligations” under the Credit Agreement and be entitled to the benefits of the respective Collateral Documents and the Guaranty Agreement as, and to the extent, provided in the Credit Agreement and in such other Loan Documents.
The Borrower may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to the Incremental Lender and one copy to the Administrative Agent before the close of business on March 21, 2018. If the Borrower does not so

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accept this Agreement by such time, the obligations of the Incremental Lender to provide the Incremental Term Loan as set forth in this Agreement shall be deemed canceled and of no force or effect.
After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.2 of the Credit Agreement.
THIS AGREEMENT AND THE OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT, IN ANY EVENT, GIVING EFFECT TO SECTIONS 5-1401 AND 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
[Signature Pages Follow]

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Very truly yours,
BANC OF CALIFORNIA
By: /s/ Steve Cusato
Name: Steve Cusato
Title: SVP Market Executive

Signature Page to
Incremental Facility Agreement (March 2018)

Agreed and Accepted as of the date first written above:

SUNTRUST BANK, as Administrative Agent,
Issuing Bank and Swingline Lender
By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

Signature Page to
Incremental Facility Agreement (March 2018)

Agreed and Accepted as of the date first written above:
ENCORE CAPITAL GROUP, INC.
By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Chief Financial Officer

Signature Page to
Incremental Facility Agreement (March 2018)

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Facility Agreement and to the establishment of the Incremental Term Loan and the Obligations incurred related thereto.

MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND FUNDING LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING NCC-2 CORPORATION
MIDLAND INTERNATIONAL LLC
MRC RECEIVABLES CORPORATION
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT & FINANCE, INC.

By: /s/ Jonathan Clark            ____
Name: Jonathan Clark
Title: Treasurer

MIDLAND INDIA LLC

By: /s/ Ashish Masih            ____
Name: Ashish Masih
Title: President

ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC

By: /s/ Greg Call                ____
Name: Greg Call
Title: Secretary

Signature Page to
Incremental Facility Agreement (March 2018)

ANNEX I
TERMS AND CONDITIONS FOR
INCREMENTAL FACILITY AGREEMENT
1. Name of Borrower: Encore Capital Group, Inc., a Delaware corporation.
2. Date upon which the Incremental Term Loan is to be made:    March 21, 2018.
3. Maturity Date upon which the Incremental Term Loan matures: the Term Loan A-3 Maturity Date.
4. Applicable Margin: Identical to the “Applicable Margin” as defined in the Credit Agreement.
5. Other Conditions Precedent:
(a)    No Default or Event of Default has occurred and is continuing or will result from the incurrence by the Borrower of the Incremental Term Loan provided by the Incremental Lender as of the date hereof as contemplated by the Incremental Facility Agreement;
(b)    the Borrower and its Restricted Subsidiaries are in pro forma compliance with each of the covenants set forth in Article VI of the Credit Agreement as of the last date of the most recently ended Fiscal Quarter after giving effect to the Incremental Term Loan provided by the Incremental Lender under the Incremental Facility Agreement on the date hereof; and
(c)     each of the conditions in Section 3.2 of the Credit Agreement have been satisfied.

Annex I

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ANNEX II

TERM LOAN AMOUNTS, ADDITIONAL TERM LOAN A-3 COMMITMENT AMOUNTS AND INCREMENTAL OR EXTENDED TERM LOAN A-3 AMOUNTS OF INCREASING LENDERS, EXTENDING LENDERS AND NON-EXTENDING LENDERS

Extending Lenders (including any Incremental Lender joining after the Closing Date):

Lender	Aggregate Amount of Term Loan A-2 of Existing Lender Converted to Term Loan A-3 on the Closing Date	Additional Term Loan A-3 Commitment of Increasing Lenders as of the Closing Date	Incremental or Extended Term Loan A-3 made or Extended after the Closing Date	Total Term Loan A-3 as of the Agreement Effective Date
SunTrust Bank	$12,690,361.06	$2,331,019.21		$14,274,449.75
Bank of America	13,469,866.33	1,551,513.94		14,274,449.75
ING Capital	7,533,482.17	142,787.76		7,294,571.31
MUFG Union Bank, NA	2,260,044.66	2,337,004.18		4,368,462.92
Citibank, NA	5,273,437.52			5,011,218.50
California Bank and Trust	6,428,571.75			6,108,914.27
Flagstar Bank		25,000,000.00		23,756,887.66
Bank Leumi USA	3,570,870.47	661,272.39		4,021,701.68
Northwest Bank	4,656,250.00	343,750.00		4,751,377.54
Umpqua Bank			12,578,124.98	12,449,929.02
Cathay Bank			1,752,232.15	1,665,103.29
Woodforest National Bank			5,000,000.00	4,751,377.54
DNB Capital, LLC			25,000,000.00	24,366,038.64
Regions Bank			50,000,000.00	48,732,077.26
Banc of California			15,000,000.00	15,000,000.00
Total	$55,882,883.96	$32,367,347.48	$109,330,357.13	$190,826,559.13

Non-Extending Lenders:

Lender	Term Loan A-2 as of the Agreement Effective Date
Fifth Third Bank	$6,474,111.88
Raymond James Bank, N.A.	6,796,875.01
Chang Hwa	1,294,642.88
Israel Discount Bank
Amalgamated Bank
Manufacturers Bank	1,294,642.86
Total	$15,860,272.63

Annex II

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